                                 SCHEDULE 14C
                                (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C INFORMATION
       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Check the appropriate box:
                                         [_] Confidential, for use of the
[_] Preliminary information statement        Commission only (as permitted by
                                             Rule 14c-5(d)(2))

[X] Definitive information statement

                             NORTH AMERICAN FUNDS
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

 (1) Title of each class of securities to which transaction applies: _________

 (2) Aggregate number of securities to which transaction applies: ____________

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________

 (4) Proposed maximum aggregate value of transaction: ________________________

 (5) Total fee paid: _________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: _______________________________________________

  (2) Form, Schedule or Registration Statement No.: _________________________

  (3) Filing Party: _________________________________________________________

  (4) Date Filed: ___________________________________________________________

January 28, 1998

Dear Shareholders:

Enclosed is an Information Statement regarding Salomon Brothers Asset Management Inc (SBAM), the subadviser to the North American U.S. Government Securities Fund, the North American National Municipal Bond Fund and the North American Strategic Income Fund. The statement details the recent merger of SBAM's ultimate parent with Smith Barney Holdings, Inc., a wholly-owned subsidiary of Travelers Group Inc.

This merger resulted in the review of the existing SBAM subadvisory agreement and the Salomon Brothers Asset Management Limited (SBAM Ltd.) subadvisory consulting agreement. The North American Funds Board of Trustees has approved new agreements with SBAM and SBAM Ltd. on substantially identical terms and with the same fees as the old agreements.

As always, please direct any inquiries to Shareholder Services at 1-800-872-
8037.

Sincerely,

Bradford K. Gallagher

Chairman

                           NORTH AMERICAN FUNDS

                     U.S. GOVERNMENT SECURITIES FUND

                       NATIONAL MUNICIPAL BOND FUND

                          STRATEGIC INCOME FUND

                          INFORMATION STATEMENT

  Salomon Brothers Asset Management Inc ("SBAM") is the subadviser to the U.S. Government Securities Fund, the Strategic Income Fund and the National Municipal Bond Fund (the "Portfolios") of the North American Funds (the "Fund"). Additionally, SBAM has entered into a subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SBAM Ltd.") with respect to the Strategic Income Fund. On November 28, 1997, Salomon Inc ("Salomon"), the ultimate parent company of SBAM and SBAM Ltd., merged with and into Smith Barney Holdings Inc., a wholly-owned subsidiary of Travelers Group Inc. ("Travelers"), to form a new company called Salomon Smith Barney Holdings Inc. (the "Transaction"). Upon consummation of the Transaction, Travelers became the ultimate parent of SBAM and SBAM Ltd.
  Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

  Under an order the Fund has received from the Securities and Exchange Commission, the Fund is permitted to appoint a subadviser pursuant to a subadvisory agreement with the Fund's adviser, CypressTree Asset Management Corporation, Inc. ("CAM"), that has not been approved by shareholders. The Trustees of the Fund must approve such subadvisory agreements, and the Fund must provide notice to shareholders within 60 days of such hiring of a new subadviser or the implementation of any material change in a subadvisory contract. This Information Statement is being supplied to shareholders to fulfill the notice condition, and is being mailed on or about January 28, 1998.

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

  Under certain interpretations, the Transaction might be deemed to create an "assignment," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of both the subadvisory agreements with SBAM and the subadvisory consulting agreement between SBAM and SBAM Ltd., resulting in the termination of the agreements. Therefore, on November 24, 1997 the Board of Trustees approved new agreements which became effective on November 28, 1997 and which are identical, except for the date of execution, to the prior agreements approved by the Fund's Board of Trustees on June 27, 1997 and by the shareholders of the respective Portfolios on September 24, 1997.

NEW SUBADVISORY AGREEMENT BETWEEN CAM AND SBAM WITH RESPECT TO THE U.S. GOVERNMENT SECURITIES FUND

  Prior to November 28, 1997, SBAM served as the subadviser to the U.S. Government Securities Fund pursuant to a subadvisory agreement between CAM and SBAM dated October 1, 1997 (the "Old U.S. Government Securities Fund Agreement"). (Prior to October 1, 1997, SBAM served as subadviser to this Portfolio pursuant to a subadvisory agreement between the Fund's former adviser and SBAM.) On November 24, 1997 the Board of Trustees approved a subadvisory agreement between CAM and SBAM pursuant to which SBAM continues to serve as the subadviser to this Portfolio following the Transaction (the "New U.S. Government Securities Fund Agreement"). The New U.S. Government Securities Fund Agreement, which is dated November 28, 1997, contains identical terms and conditions, including identical subadvisory fee levels, as the Old U.S. Government Securities Fund Agreement.

  Under the terms of the New U.S. Government Securities Fund Agreement, SBAM continues to manage the investment and reinvestment of the assets of the U.S. Government Securities Fund, subject to the supervision of CAM and the Fund's Board of Trustees. SBAM formulates and executes an investment program for the Portfolio consistent with the Portfolio's investment objectives and policies as outlined in the Fund's Prospectus. SBAM, at its expense, furnishes necessary investment and management facilities for conducting the investment activities of the Portfolio, and pays the salaries of its personnel.

 Subadvisory Fee Rates

  As compensation for its services, SBAM receives a fee from CAM calculated as an annual percentage of the current value of the net assets of the U.S. Government Securities Fund. The fee, which is accrued daily and payable monthly in arrears, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust.

  Under both the Old and New U.S. Government Securities Fund Agreements, SBAM receives a fee from CAM at an annual rate of .225% of the first $200 million of the Portfolio's average daily net assets, .150% of the Portfolio's average daily net assets between $200 million and $500 million and .100% of the Portfolio's average daily net assets in excess of $500 million.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1997, CAM and the Fund's former adviser paid $260,027 in subadvisory fees to SBAM for management of the U.S. Government Securities Fund. SBAM would have received this same amount had the New U.S. Government Securities Fund Agreement been in effect during such year. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

 Other Investment Companies Advised by SBAM

  SBAM manages three other funds with investment objectives similar to the U.S. Government Securities Fund, as follows:

                                       ANNUAL ADVISORY/      NET ASSETS
 FUND           INVESTMENT OBJECTIVE   SUBADVISORY FEE RATE   (9/30/97)
 ----           --------------------   -------------------- ------------
 Salomon           Seeks a high        Advisory fee         $ 13,084,920
  Brothers U.S.    level of            of .60% of
  Government       current income      average daily
  Income Fund                          net assets
 New England       Provide a high      Subadvisory          $ 17,773,533
  Zenith Fund:     level of            fee of .225%
  Salomon          current income      on the first
  Brothers U.S.    consistent          $200 million
  Government       with                of net assets;
  Series           preservation        .15% on the
  (Advised by      of capital and      next $300
  TNE Advisers,    maintenance of      million of net
  Inc.,            liquidity           assets; and
  subadvised by                        .10% on all
  SBAM)                                assets over
                                       $500 million
 NASL Series       Seeks a high        Subadvisory          $227,997,438
  Trust: U.S.      level of            fee of .225%
  Government       current income      on the first
  Securities       consistent          $200 million
  Trust            with                of net assets;
  (Advised by      preservation        .15% on the
  NASL             of capital and      next $300
  Financial        maintenance of      million of net
  Services,        liquidity           assets; and
  Inc.,                                .10% on all
  subadvised by                        assets over
  SBAM)                                $500 million

 Shareholder and Board Approval of the Old U.S. Government Securities Fund Agreement

  The Old U.S. Government Securities Fund Agreement was initially approved by the Fund's Board of Trustees on June 27, 1997 and by the shareholders of the U.S. Government Securities Fund on September 24, 1997.

 Board Considerations

  At a meeting held on November 24, 1997 the Fund's Board of Trustees approved the New U.S. Government Securities Fund Agreement.

  The Board of Trustees believes that the agreement will enable the Portfolio to continue to obtain high quality services at costs which it deems appropriate and reasonable. In connection with its review, the Board of Trustees considered materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM and Travelers.

  The Board focused primarily on the nature and quality of the services provided by SBAM to the Portfolio, and the fact that the terms and conditions of the Old U.S. Government Securities Fund Agreement and the New U.S. Government Securities Fund Agreement, including the terms relating to the services to be performed and to expenses and fees, are substantially identical. In connection with these considerations, the Board of Trustees also considered possible alternatives to approval of the New U.S. Government Securities Fund Agreement.

  Based upon its review of the above factors, the Board of Trustees concluded that the New U.S. Government Securities Agreement is in the best interests of the Portfolio and its shareholders.

NEW SUBADVISORY AGREEMENT BETWEEN CAM AND SBAM WITH RESPECT TO THE NATIONAL MUNICIPAL BOND FUND

  Prior to November 28 1997, SBAM served as the subadviser to the National Municipal Bond Fund pursuant to a subadvisory agreement between CAM and SBAM dated October 1, 1997 (the "Old National Municipal Bond Fund Agreement"). (Prior to October 1, 1997, SBAM served as subadviser to this Portfolio pursuant to a subadvisory agreement between the Fund's former adviser and SBAM.) On November 24, 1997, the Board approved a subadvisory agreement between CAM and SBAM, pursuant to which SBAM continues to serve as the subadviser to this Portfolio following the Transaction (the "New National Municipal Bond Fund Agreement"). The New National Municipal Bond Fund Agreement, which is dated November 28, 1997, contains identical terms and conditions, including identical subadvisory fee levels, as the Old National Municipal Bond Fund Agreement.

  Under the terms of the New National Municipal Bond Fund Agreement, SBAM continues to manage the investment and reinvestment of the assets of the National Municipal Bond Fund, subject to the supervision of CAM and the Fund's Board of Trustees. SBAM formulates and executes an investment program for the Portfolio consistent with the Portfolio's investment objectives and policies as outlined in the Fund's Prospectus. SBAM, at its expense, furnishes necessary investment and management facilities for conducting the investment activities of the Portfolio, and pays the salaries of its personnel.

 Subadvisory Fee Rates

  Under both the Old and New National Municipal Bond Fund Agreements, SBAM receives a fee from CAM at an annual rate of .250% of the Portfolio's average daily net assets. For a description of how the fee is calculated, see the U.S. Government Securities Fund section of this Information Statement.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1997, CAM and the Fund's former adviser paid $50,586 in subadvisory fees to SBAM for management of the National Municipal Bond Fund. SBAM would have received this same amount had the New National Municipal Bond Fund Agreement been in effect during such year. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

 Other Investment Companies Advised by SBAM

  SBAM manages one other fund with an investment objective similar to the National Municipal Bond Fund, as follows:

                                                      ANNUAL         NET ASSETS
         FUND            INVESTMENT OBJECTIVE    ADVISORY FEE RATE    (9/30/97)
         ----            --------------------    -----------------   -----------
Salomon Brothers        Achieve a high level   .50% of average daily $13,767,023
 National Intermediate  of current income      net assets
 Municipal Fund         which is exempt from
                        regular federal
                        income taxes

 Shareholder and Board Approval of the Old National Municipal Bond Fund
Agreement

  The Old National Municipal Bond Fund Agreement was initially approved by the Fund's Board of Trustees on June 27, 1997 and by the shareholders of the National Municipal Bond Fund on September 24, 1997.

 Board Considerations

  At a meeting held on November 24, 1997, the Fund's Board of Trustees approved the New National Municipal Bond Agreement.

  The Board believes that the agreement will enable the Portfolio to continue to obtain high quality services at costs which it deems appropriate and reasonable and which are substantially identical to the existing agreement. In connection with its review, the Board of Trustees considered materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM and Travelers.

  In reviewing the New National Municipal Bond Fund Agreement, the Board of Trustees placed emphasis on the continuity provided by maintaining the same investment subadviser for the Portfolio following the Transaction. The Board of Trustees also considered the overall experience and reputation of SBAM, as well as the cost and profitability to SBAM of acting as subadviser to the Portfolio. In connection with these considerations, the Board of Trustees was provided with information regarding fees payable by similar investment companies, as well as services provided to such companies and their performance records, and information regarding SBAM's management of another investment company with objectives and policies similar to the Portfolio.

  Based upon its review of the above factors, the Board of Trustees concluded that the New National Municipal Bond Fund Agreement is in the best interests of the Portfolio and its shareholders.

NEW SUBADVISORY AGREEMENT BETWEEN CAM AND SBAM WITH RESPECT TO THE STRATEGIC INCOME FUND

  Prior to November 28, 1997, SBAM served as the subadviser to the Strategic Income Fund pursuant to a subadvisory agreement between CAM and SBAM dated October 1, 1997 (the "Old Strategic Income Fund Agreement"). (Prior to October 1, 1997, SBAM served as subadviser to this Portfolio pursuant to a subadvisory agreement between the Fund's former adviser and SBAM.) On November 24, 1997, the Board of Trustees approved a subadvisory agreement between CAM and SBAM pursuant to which SBAM continues to serve as the subadviser to this Portfolio following the Transaction (the "New Strategic Income Fund Agreement"). The New Strategic Income Fund Agreement, which is dated November 28, 1997, contains identical terms and conditions, including identical subadvisory fee levels, as the Old Strategic Income Fund Agreement.

  Under the terms of the New Strategic Income Fund Agreement, SBAM continues to manage the investment and reinvestment of the assets of the Strategic Income Fund, subject to the supervision of CAM and the Fund's Board of Trustees. SBAM formulates and executes an investment program for the Portfolio consistent with the Portfolio's investment objectives and policies as outlined in the Fund's Prospectus. SBAM, at its expense, furnishes necessary investment and management facilities for conducting the investment activities of the Portfolio, and pays the salaries of its personnel.

 Subadvisory Fee Rates

  Under both the Old and New Strategic Income Fund Agreements, SBAM receives a fee from CAM at an annual rate of .350% of the first $50 million of the Portfolio's average daily net assets, .300% of the Portfolio's average daily net assets between $50 million and $200 million, .250% of the Portfolio's average daily net assets between $200 million and $500 million and .200% of the Portfolio's average daily net assets in excess of $500 million. For a description of how the fee is calculated, see the U.S. Government Securities Fund section of this Information Statement.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1997, CAM and the Fund's former adviser paid $192,079 in subadvisory fees to SBAM for management of the Strategic Income Fund. A portion of this amount was paid by SBAM to SBAM Ltd., as described below. SBAM would have received this same amount had the New Strategic Income Fund Agreement been in effect during such year. THESE FEES ARE PAID BY THE ADVISER AND ARE NOT ADDITIONAL CHARGES TO THE PORTFOLIO.

 Other Investment Companies Advised by SBAM

  SBAM manages four other funds with investment objectives similar to the Strategic Income Fund, as follows:

                                                                 ANNUAL ADVISORY/                                  NET ASSETS
FUND                     INVESTMENT OBJECTIVE                    SUBADVISORY FEE RATE                              (9/30/97)
----                     --------------------                    --------------------                             ------------
Salomon Brothers         Seeks a high level of                   Advisory fee of .75% of average                  $ 77,633,704
 Strategic               Current income                          daily net assets
 Bond Fund
New England Zenith       Seeks a high level of total             Subadvisory fee of .35% on the first             $ 64,493,077
 Fund: Salomon Brothers  return consistent with the              $50 million of net assets; .35% of the next
 Strategic Bond          preservation of capital                 $150 million; .30% on the next $300
 Opportunities Series                                            million; and .25% over $500 million
 (Advised by TNE
 Advisers, Inc.,
 subadvised by SBAM)
JNL Series Trust:        Obtain a high level of current          Subadvisory fee of .375% on                      $ 32,170,924
 Salomon Brothers/JNL    income                                  the first $50 million of net assets; .35% on the
 Global Bond Series                                              next $100 million of net assets;
 (Advised by Jackson                                             .30% of the next $350 million of net
 National Financial                                              assets; and .25% on all assets over $500 million
 Services, Inc.,
 subadvised by SBAM)
NASL Series Trust        Seeks a high level of total return      Subadvisory fee of .35% on the first $50 million $331,559,951
 Strategic               consistent with preservation of capital of net assets; .30% on the next $150 million of
 Bond Trust (Advised by                                          net assets; .25% on the next $300 million of net
 NASL Financial                                                  assets; and .20% on all assets over $500 million
 Services, Inc.,
 subadvised by SBAM)

 Shareholder and Board Approval of the Old Strategic Income Fund Agreement

  The Old Strategic Income Agreement was initially approved by the Fund's Board of Trustees on June 27, 1997 and by the shareholders of the Strategic Income Fund on September 24, 1997.

 Board Considerations

  At a meeting held on November 24, 1997, the Fund's Board of Trustees, approved the New Strategic Income Fund Agreement.

  The Board of Trustees believes that the agreement will enable the Portfolio to obtain high quality services at costs which it deems appropriate and reasonable. In connection with its review, the Board of Trustees considered materials furnished by SBAM, including information regarding the personnel, operations and financial condition of SBAM and Travelers.

  Based upon its review of the above factors, the Board of Trustees concluded that the New Strategic Income Fund Agreement is in the best interests of the Portfolio and its shareholders.

NEW SUBADVISORY CONSULTING AGREEMENT BETWEEN SBAM AND SBAM LTD. WITH RESPECT TO THE STRATEGIC INCOME FUND

  In connection with SBAM's service as subadviser to the Strategic Income Fund, SBAM's London-based affiliate, SBAM Ltd., provides certain subadvisory consulting services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities ("Foreign Securities") for the benefit of the Strategic Income Fund. These services were provided, prior to November 28, 1997, pursuant to a subadvisory consulting agreement between SBAM and SBAM Ltd. dated October 1, 1997 (the "Old Consulting Agreement"). On November 28, 1997, a consulting agreement (the "New Consulting Agreement") substantially identical to the Old Consulting Agreement was signed by SBAM and SBAM Ltd.

  Under the terms of the New Consulting Agreement, SBAM Ltd. continues to provide advisory services to SBAM relating to currency transactions and investments in Foreign Securities for the Portfolio. The New Consulting Agreement contains identical terms and conditions, including identical fee levels, as the Old Consulting Agreement, and SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Income Fund.

 Subadvisory Fee Rates

  As full compensation for all services provided by SBAM Ltd. under both the Old and New Consulting Agreements, SBAM pays SBAM Ltd. a portion of its subadvisory fee equal to the fee payable under SBAM's subadvisory agreement with respect to the Portfolio multiplied by the percentage of the Strategic Income Fund's assets that SBAM Ltd. has been delegated to manage, divided by the current value of the net assets of the Portfolio.

 Subadvisory Fees Paid

  For the fiscal year ended October 31, 1997, SBAM paid $48,020 to SBAM Ltd. under the Old Consulting Agreement (and a predecessor subadvisory consulting agreement between SBAM and SBAM Ltd. in effect prior to October 1, 1997) for subadvisory consulting services rendered in connection with the Strategic Income Fund. SBAM Ltd. would have received this same amount had the New Consulting Agreement been in effect during such year.

 Shareholder and Board Approval of the Old Consulting Agreement

  The Old Consulting Agreement was initially approved by the Fund's Board of Trustees on June 27, 1997 and by the shareholders of the Strategic Income Fund on September 24, 1997.

 Board Considerations

  At a meeting held on November 24, 1997, the Fund's Board of Trustees approved the New Consulting Agreement.

  The Board of Trustees believes that the New Consulting Agreement will enable the Portfolio to obtain high-quality services at costs which it deems appropriate and reasonable. In connection with its review of the New Consulting Agreement, the Board of Trustees reviewed materials furnished by SBAM Ltd., including information regarding the personnel, operations and financial condition of SBAM Ltd.

  Based upon its review of the above factors, the Board of Trustees concluded that the New Consulting Agreement is in the best interests of the Portfolio and its shareholders.

 DURATION AND TERMINATION OF ALL AGREEMENTS

  The new agreements discussed in this Information Statement all have initial terms of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) a majority of the Trustees not parties to the agreements, and who are not "interested persons"(as defined in the 1940 Act) of any such party and (ii) a majority of the Board of Trustees as a whole or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. All agreements will terminate automatically in the event of their "assignment," as defined in the 1940 Act.

GENERAL INFORMATION CONCERNING CAM AND THE ADVISORY AGREEMENT

  CAM acts as the Fund's adviser pursuant to its advisory agreement with the Fund dated October 1, 1997 (the "Advisory Agreement"). The Advisory Agreement was approved by the Fund's Board of Trustees on June 27, 1997 and by shareholders of the Fund on September 24, 1997. Prior to October 1, 1997, NASL Financial Services, Inc. was both investment adviser and distributor to the Fund.

  CAM is a wholly-owned subsidiary of CypressTree Investments, Inc., an affiliate of Cypress Holding Company Inc., which is controlled by its management and Berkshire Partners IV, L.P. CypressTree Funds Distributors, Inc. ("CFD"), also a wholly-owned subsidiary of CypressTree Investments, Inc., is the Fund's distributor. The address of both CAM and CFD is 286 Congress Street, Boston, Massachusetts 02210.

  Under the Advisory Agreement, CAM oversees the administration of all aspects of the business and affairs of the Fund; monitors the subadvisers for the compliance with the investment objectives and related policies of the Portfolios; reviews performance of the subadvisers; and periodically reports to the Fund's Board of Trustees. For the fiscal year ended October 31, 1997, the Fund paid total advisory fees to CAM and the former adviser of $6,327,793, of which the contributions of the Portfolios discussed in this Information Statement were as follows:

   U.S. Government Securities Fund  $567,391
   National Municipal Bond Fund     $109,842
   Strategic Income Fund            $561,512

GENERAL INFORMATION CONCERNING SBAM AND SBAM LTD.

 INFORMATION CONCERNING SBAM

  SBAM, organized in 1987, is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the "Advisers Act"). As of December 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $26 billion of assets, of which SBAM managed approximately $20 billion. SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"), which in turn is a wholly-owned subsidiary of Salomon Smith Barney Holdings, Inc. ("SSBH"). The principal business address of SBAM and SBHC is 7 World Trade Center, New York, New York 10048. SSBH is a wholly-owned subsidiary of Travelers. The principal business address of Travelers and SSBH is 388 Greenwich Street, New York, New York 10013.

  The names, titles and principal occupations of the principal executive officers and directors of SBAM are set forth in the following table.

                                             TITLE AND
       NAME                            PRINCIPAL OCCUPATION
       ----        ------------------------------------------------------------
 Thomas W. Brock   Chairman, Chief Executive Officer and Managing Director of
                   SBAM and Managing Director and Member of the Management
                   Board of Salomon Brothers Inc.
 Michael S. Hyland President, Managing Director and Member of the Board of SBAM
                   and Managing Director of Salomon Brothers Inc.
 Rodney B. Berens  Managing Director and Member of the Board of SBAM and
                   Managing Director and Member of the Management Board of
                   Salomon Brothers Inc.
 Vilas V. Gadkari  Managing Director and Member of the Board of SBAM and
                   Managing Director of Salomon Brothers Inc.
 Zachary Snow      Secretary of SBAM and Managing Director and Counsel of
                   Salomon Brothers Inc.

  The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048, and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.


 INFORMATION CONCERNING SBAM LTD.

  SBAM Ltd. is a company organized under the laws of England. SBAM Ltd. provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Income Fund. SBAM Ltd. is a wholly-owned subsidiary of Salomon Brothers Europe

Ltd., which in turn is a wholly-owned subsidiary of Salomon (International) Finanz AG, which in turn is a wholly-owned subsidiary of SBHC, which is a wholly-owned subsidiary of SSBH, and therefore is an affiliate of SBAM. SBAM Ltd. is a member of the Investment Management Regulatory Organization Ltd. in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM Ltd. and Salomon Brothers Europe Ltd. is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, and the principal business address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland.

  The names, titles and principal occupations of the principal executive officers and directors of SBAM Ltd. are set forth in the following table. The business address of each person listed below except for Messrs. Hyland and Brock is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England. The business address of Messrs. Hyland and Brock is 7 World Trade Center, New York, New York 10048.

                                           TITLE AND
 NAME                                 PRINCIPAL OCCUPATION
 ----              ---------------------------------------------------------
                   Director/Chairman of SBAM Ltd. and Managing Director of
 Michael S. Hyland Salomon Brothers Inc.
 Thomas W. Brock   Director of SBAM Ltd. and Managing Director and Member of
                   the Management Board of Salomon Brothers Inc.
 Vilas V. Gadkari  Chief Investment Officer and Director of SBAM Ltd. and
                   Managing Director of Salomon Brothers Inc.
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 Brokerage Transactions

  Pursuant to the agreements, SBAM and SBAM Ltd. (hereafter collectively referred to as the "Subadvisers") are responsible for placing all orders for the purchase and sale of portfolio securities of the Portfolios. The
Subadvisers have no formula for the distribution of the Portfolios' brokerage business, and place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Portfolios.

  In selecting brokers or dealers through whom to effect transactions, the Subadvisers give consideration to a number of factors, including price, dealer spread or commission (if any), the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and dealers, the Subadvisers also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, the Subadvisers may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadvisers determine in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadvisers' overall responsibilities with respect to the Portfolios and other accounts managed by the Subadvisers.

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

  To the extent research services are used by the Subadvisers in rendering investment advice to the Portfolios, such services would tend to reduce the Subadvisers expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for the Portfolios will also be available for the benefit of other portfolios managed by the Subadvisers.

  For the year ended October 31, 1997, the Fund as a whole paid brokerage commissions of $1,102,121, although no commissions were paid in connection with the Strategic Income, U.S. Government Securities or National Municipal
Bond Fund Portfolios.

  Salomon Brothers Inc. is an affiliated broker of the Portfolios due to SBAM's position as subadviser to the Portfolios and due to the position of SBAM Ltd. as subadviser to the Strategic Bond portfolio. For the fiscal year ended October 31, 1997, no brokerage commissions were paid to Salomon Brothers
Inc. by the Portfolios.

 Other Matters

  The Fund will furnish, without charge, a copy of the Fund's annual report for the fiscal year ended October 31, 1997 to a shareholder upon request. To obtain a report, please contact the Fund by calling (800) 872-8037 or by writing to P.O. Box 8505, Boston, Massachusetts 02266.

  The cost of the preparation, printing and distribution of this Information
Statement is an expense of CAM, for which expense CAM expects to receive reimbursement from Travelers.

  The Fund is not required to hold annual meetings of shareholders, and therefore it cannot be determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Fund's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

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